As filed with the Securities and Exchange Commission on April 23, 1998
                                                 Registration No. 333-41035

===========================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                             ------------------

                       POST-EFFECTIVE AMENDMENT NO. 1
                                     TO
                                  FORM S-8

                           REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933
                             ------------------

                         PRIMA ENERGY CORPORATION
          (Exact name of registrant as specified in its charter)

            Delaware                                 84-1097578
(State or other jurisdiction of          (I.R.S. Employer Identification
 incorporation or organization)                       Number)

  1801 Broadway, Suite 500  Denver, CO                80202
(Address of Principal Executive Offices)            (Zip Code)

             PRIMA ENERGY CORPORATION 1993 STOCK INCENTIVE PLAN
                         (Full title of the plan)

                        Richard H. Lewis, President
                          Prima Energy Corporation
                          1801 Broadway, Suite 500
                          Denver, Colorado  80202
                  (Name and address of agent for service)

                              (303) 297-2100
       (Telephone number, including area code, of agent for service)

                                Copies to:

     Sandra J. Irlando,                    Thomas H. Maxfield, Esq.
 Vice President, Accounting                 Baker & Hostetler LLP
  Prima Energy Corporation             303 East 17th Avenue, Suite 1100
  1801 Broadway, Suite 500                 Denver, Colorado  80203
  Denver, Colorado  80202


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                                     PART II
             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.
         --------

      The following exhibits are filed herewith:

           Item 601
Exhibit     Cross
Number    Reference   Document as Form S-8 Exhibit
-------   ---------   ----------------------------

  4.1         4       Article Five of the Certificate of Incorporation of
                      Prima Energy Corporation (Incorporated herein by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q of Prima Energy Corporation for the nine months ended September 30, 1997, Commission File
                      No. 0-9408.)

  5.1         5       Opinion re Legality (With Consent) (Incorporated by
                      reference to Exhibit 5.1 to Form S-8 Registration
                      Statement (Registration No. 333-41035)).

 10.1        10       Prima Energy Corporation 1993 Stock Incentive Plan
                      Incorporated herein by reference to Exhibit 10.4 to the Annual Report on Form 10-K of Prima Energy
                      Corporation for the year ended December 31, 1993, Commission File No. 0-9408.)

 23.1.1      23       Consent of Deloitte & Touche LLP























                                 SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado on the 15th day of April, 1998.


                              PRIMA ENERGY CORPORATION


                              By:  /s/  Richard H. Lewis
                                   ------------------------------------
                                   Richard H. Lewis
                                   Chairman of the Board, President and
                                   Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to this Registration Statement has been signed as of April 15, 1998, by the following persons in the capacities indicated:

/s/  Richard H. Lewis
---------------------        Chairman of the Board, President and Treasurer
Richard H. Lewis             (Principal Executive and Financial Officer)

/s/  Sandra J. Irlando
----------------------       Vice President of Accounting and Controller
Sandra J. Irlando            (Principal Accounting Officer)

/s/  Robert E. Childress
------------------------     Director
Robert E. Childress

/s/  Douglas J. Guion
---------------------        Director
Douglas J. Guion


----------------------       Director
John P. Lockridge


----------------------       Director
George L. Seward


                                    II - 2